UAM FUNDS, INC.

ICM Fixed Income Portfolio
Institutional Class Shares

Supplement dated July 27, 1998
To the Prospectus dated January 22, 1998

The following information is provided to supplement the types of investments that the Portfolio may engage, as set for on page 8 under the heading "OTHER INVESTMENT POLICIES":

MORTGAGE DOLLAR ROLLS

The Portfolio may sell a mortgage-backed security and simultaneously agree to buy back from the counter-party the same or a substantially similar security at a specified time and price. The Portfolio gives up the right to receive interest and principal payments while the other party holds the security. The Portfolio is benefited to the extent of any difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. Unless such benefits exceed the income, capital appreciation and gain or loss due to the mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio.

Dollar roll transactions involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities that the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of the securities in a dollar roll transaction securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the portfolio's obligation to repurchase the securities. As a matter of policy, the Adviser does not intend to invest more than 10% of the Portfolio's net assets in mortgage dollar rolls.

Investment Limitation (f) on page 15 under the heading "Investment Limitations" is deleted in its entirety and replaced with the following:

(f)	borrow, except (i) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess 10% of the Portfolio's gross assets valued at the lower of market or cost, or (ii) by engaging in investments or transactions described in the Portfolio's prospectus or statement of additional information which may be deemed to be borrowings. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets.



UAM FUNDS, INC.

ICM Fixed Income Portfolio
Institutional Class Shares

Supplement dated July 27, 1998
To the Statement of Additional Information dated January 22, 1998

The following information is provided to supplement the types of investments that the Portfolio may engage, as set for on page 2 under the heading "INVESTMENT OBJECTIVES AND POLICIES":

MORTGAGE DOLLAR ROLLS

The Portfolio may sell a mortgage-backed security and simultaneously agree to buy back from the counter-party the same or a substantially identical security at a specified time and price. The Portfolio gives up the right to receive interest and principal payments while the other party holds the security. For entering into the transaction, the counter-party generally pays the Portfolio, or alternatively, the portfolio generally agrees to buy the security back for a lower price. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of the securities.
The interest and principal payments received by the other party may exceed the fee it pays the portfolio, effectively resulting in the Portfolio paying interest. In addition, the return the Portfolio generates from the cash it received in the dollar roll may not exceed the costs of the dollar roll.
Although the Portfolio can estimate the amount of expected principal and prepayment over the term of the dollar roll, differences in the actual amount of prepayment can increase or decrease the cost of the transaction to the Portfolio.
Dollar rolls involve potential risks of loss that are different from those related to the securities underlying the transaction. For example, if the counter-party becomes insolvent, the Portfolio may not be able to buy the security back from the counter-party. The Portfolio could lose money if the value of the securities it sold increases above their repurchase price. Since the counter-party may deliver similar, but not identical, securities to the Portfolio, the securities that the Portfolio are required to repurchase may be worth less than the securities it sold.

Investment limitation 9 on page 15 is deleted in its entirety and replaced with the following:

(9)	borrow, except (i) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess 10% of the Portfolio's gross assets valued at the lower of market or cost, or (ii) by engaging in investments or transactions described in the Portfolio's prospectus or statement of additional information which may be deemed to be borrowings. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets.